UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2019

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Saw Mill River Road, Ardsley, NY		10502
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.001)	ACOR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On October 23, 2019, Acorda Therapeutics, Inc. (the “Company”) issued a press release announcing certain financial updates, including certain third quarter 2019 financial results, updated 2019 financial guidance, and 2020 financial guidance, which are furnished in Exhibit 99.1 to this Current Report on Form 8-K. The Company will provide detailed third quarter 2019 financial results in connection with its regularly scheduled update on November 4, 2019.

Item 2.05Costs Associated with Exit or Disposal Activities

On October 23, 2019, the Company issued a press release announcing a corporate restructuring to reduce costs and focus its resources on the launch of Inbrija. As part of this restructuring, the Company is reducing headcount by approximately 25% through a reduction in force. The majority of the reduction in personnel will take place immediately, and will be completed in the first quarter of 2020. As a result, the Company expects to realize estimated annualized cost savings related to headcount reduction of approximately $21.0 million beginning in the second quarter of 2020. Acorda estimates that it will incur approximately $8.0 million of pre-tax charges, substantially all of which will be cash expenditures, for severance and other employee separation related costs in the fourth quarter of 2019 and the first quarter of 2020.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the discussion of the corporate restructuring contained therein is incorporated by reference into this Item.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

October 23, 2019	By:	/s/ David Lawrence
Name: David Lawrence
Title: Chief, Business Operations and Principal Accounting Officer